                                                                    EXHIBIT 10.8


                               333 RESEARCH COURT
                                 LEASE AGREEMENT

         THIS LEASE, made and entered into as of this ___ day of ___________, 1999, by and between AJ PARTNERS LIMITED PARTNERSHIP, AN ILLINOIS LIMITED PARTNERSHIP (hereinafter referred to as the "Landlord") and HEADHUNTER.NET (hereinafter referred to as the as the "Tenant");

                              W I T N E S S E T H:

1. PREMISES. The Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by the Tenant, has leased and rented, and by these presents does lease and rent, unto the said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter referred to as the "Premises") containing approximately 17,000 RENTABLE SQUARE FEET on the SECOND FLOOR of RESEARCH COURT (hereinafter referred to as the '"Building") and being more fully described as 333 Research Court, Suite 200, Norcross, Gwinnett County, Georgia 30092. The attached floor plan (Exhibit "A") represents an approximation of the Premises to be leased pursuant to this Lease. (The above square footage is an estimate of the square footage of the Premises. Landlord's architect shall determine the exact square footage of the Premises upon completion of the final floor plan.)

2. TERM. The term of this Lease shall be for a period of FIVE (5) YEARS commencing on the 1ST day of DECEMBER, 1999 (hereinafter referred to as the "Commencement Date"), and ending on the 30TH day of NOVEMBER, 2004, at midnight (hereinafter referred to as the "Expiration Date") (such term being hereinafter referred to as the "Term"), unless sooner terminated as may be hereinafter provided. If the Commencement Date of the Lease should change for any reason, or if the tenant improvements are not substantially complete on or before the Commencement Date for any reason, in accordance with the Tenant Finish Agreement attached hereto as Exhibit "B" (hereinafter referred to as the "Tenant Finish Agreement"), Landlord shall not be liable or responsible for any claims, damages, losses, penalties or liabilities in connection therewith or by reason thereof, and this Lease shall not be void or voidable. After the occurrence of the Commencement Date, Tenant and Landlord shall execute a certificate in the form attached hereto as Exhibit "C" confirming the five (5) year term stating the Commencement Date and the Expiration Date. In the event the Commencement Date occurs other than the first (1st) day of a calendar month, then the Expiration Date shall be five (5) years from the first day of the following month.

         3.       INTENTIONALLY DELETED.

         4. EARLY POSSESSION. In the event the Premises are ready for occupancy prior to the Commencement Date of the Term of this Lease and Tenant chooses to occupy the Premises at that time, all terms, covenants and conditions of this Lease shall be in full force and effect as of such date. The Expiration Date shall remain November 30, 2004. Tenant shall pay a prorated share of the Base Monthly Rental, as defined below, for any partial calendar month during which Tenant occupies the Premises. By occupying the Premises as tenant, Tenant shall be deemed to have accepted the same and acknowledges that the Premises are in the condition required hereunder. So long as Tenant shall observe and perform the covenants and agreements binding on it hereunder and subject to the terms and provisions hereof, Tenant shall at all times during the Term peacefully and quietly have and enjoy possession of the Premises,

         5. BASE MONTHLY RENTAL. Tenant agrees to pay Landlord, by payments to AJ Partners Limited Partnership, and delivered to Landlord c/o Griffin Management Services, Inc., 800 Mount Vernon Highway, Suite 300, Atlanta, Georgia 30328, promptly on the first day of each month in advance, during the Term of this Lease, without deduction or set off, in legal tender, a monthly rental according to the following schedule (hereinafter referred to as "Base Monthly Rental"):

--------------------------------------------------------------------------------
                     Rental Rate Per       Base Monthly Rental        Annual
                   Rentable Square Foot           Amount           Rental Amount
--------------------------------------------------------------------------------
Months      1-12          $15.25                $21,604.17         $259,250.00
--------------------------------------------------------------------------------
Months     13-24          $15.63                $22,144.27         $265,731.25
--------------------------------------------------------------------------------
Months     25-36          $16.02                $22,697.88         $272,374.53
--------------------------------------------------------------------------------
Months     37-48          $16.42                $23,265.32         $279,183.89
--------------------------------------------------------------------------------
Months     49-60          $16.83                $23,846.96         $286,163.49
--------------------------------------------------------------------------------

         If the Term commences on a day other than the first day of a month, or terminates on a day other than the last day of a month, the Base Monthly Rental for the first or last partial month shall be prorated based upon the actual number of days in such a month.

         Tenant hereby acknowledges that if any monthly payment of rent or any monies due hereunder from Tenant shall not be received by Landlord within five
(5) days after such payment is due, then Tenant shall pay the Landlord a late charge equal to 5% of such delinquent amount. Any amounts payable hereunder by Tenant to Landlord which are not paid on or before the date due as provided in this Lease shall bear interest at the rate of one and one-half percent (1 1/2%) per month from said due date until paid. Said late charge and interest shall be due without any requirement of Landlord to provide notice of failure to make payments to Tenant.



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         6.       FIRST MONTH'S RENT AND SECURITY DEPOSIT. Upon execution of this Lease, Tenant agrees to deposit with Landlord the sum of TWENTY-ONE THOUSAND SIX HUNDRED FOUR AND 17/100 ($21,604.17) DOLLARS which represents the first month's rent due. In addition, Tenant agrees to deposit with Landlord the sum of TWENTY-THREE THOUSAND EIGHT HUNDRED FORTY-SIX AND 96/100 ($23,846.96) DOLLARS, which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in the event of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such funds to the extent necessary to make good any arrearage of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of Tenant's obligations under this Lease have been fulfilled. If, during the Lease Term, Landlord, in Landlord's sole opinion, judgment and discretion, deems itself insecure as to the performance or prospect of performance by Tenant as to any of Tenant's obligations pursuant to this Lease, Tenant shall be required to provide Landlord with an additional security deposit, in an amount and form acceptable to Landlord. In the event the Landlord shall sell the Building, or shall otherwise convey or dispose of its interest in this Lease, Landlord may assign said security deposit or any balance thereof to assignee, whereupon Landlord shall be released from all liability for the return or repayment of such security deposit and Tenant shall look solely to the said assignee for the return and repayment of said security deposit.

         Said security deposit shall not be assigned or encumbered by Tenant without the written consent of Landlord, and any assignment or encumbrance without such consent shall not bind Landlord. In the event of any rightful and permitted assignment of this Lease by Tenant, said security deposit shall be deemed to be held by Landlord as a deposit made by the assignee, and Landlord shall have no further liability with respect to the return of said security deposit to the Tenant.

         7. RETURNED CHECKS. Tenant shall be charged the sum of Fifteen ($15.00) Dollars for any check returned to Landlord by Tenant's bank for non-payment of funds or other any reason whatsoever. Landlord may thereafter, at its sole option, insist upon payment of any sums due hereunder (including, without limitation, the Base Monthly Rental) by cashier's check or certified funds only.


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

         8. ADDITIONAL RENT, OPERATING EXPENSE ADJUSTMENT. The Operating Expense Base Year of the rentable area of the Building shall be the calendar year of January 1, 2000 through December 31, 2000. The total rentable area of the Building is 65,463 rentable square feet. If in any calendar year after the Operating Expense Base Year during the term hereof, the Operating Expenses of the rentable area of the Building should exceed the Operating Expenses of the Base Year (such excess being hereinafter referred to as the "Operating Expense Differential"), then as additional rent for the calendar year, Tenant shall pay within thirty (30) days after written notice by Landlord of said amount being due for each rentable square foot of floor space leased hereunder, and in any expansion or extensions hereof For the purpose of this Paragraph 8, Operating Expenses are defined in Exhibit "D" of this Lease.

         If during any calendar year of the Lease, the occupancy of the rentable area of the Building averages less than ninety-five percent (95%), then it is agreed that the Operating Expense will be adjusted for such year so that all such Operating Expenses shall be computed as though the rentable area of the Building has been ninety-five percent (95%) occupied for such calendar year. all such expense categories will be accounted for and reported in accordance with generally accepted accounting principles.

         At any time during the term of this Lease after the twelfth month following the Commencement Date of this Lease, but not later than ten (10) days prior to the date a rental payment is due, Landlord may deliver to Tenant a written estimate of any additional rents which may be reasonably anticipated hereunder, estimated divided by the number of months remaining in the calendar year.

         Statements showing the actual Operating Expenses of the Building and Tenant proportionate share hereof (hereinafter referred to as "Statement of Actual Adjustment" shall be delivered by Landlord to Tenant within one hundred twenty (120) days after the end of any calendar year in which additional rental was paid or due by Tenant under provisions hereof Within fifteen (15) days after written notice by Landlord to Tenant of such Statement of Actual Adjustment, Tenant shall pay to Landlord the amount of any rentals shown as being due and unpaid thereon. Should such Statement of Actual Adjustment show the Tenant had paid to Landlord an aggregate amount in excess of the additional rental due for the preceding calendar year and Tenant is not then in default hereunder, Landlord shall refund the amount of overpayment.

         If the Term of this Lease begins on a day other than the first day of the calendar year, or should this Lease terminate on a day other than the last day of the calendar year, the amount shown as due by Tenant on the Statement of Actual Adjustment shall reflect a pro-ration based on the proportion that the number of days this Lease was in effect during such calendar year bears to 360. The Landlord's right to recover Operating Expenses Adjustment shall survive the termination of this Lease.


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

         9. USE OF PREMISE. The Premises shall be used for general office purposes and no other purposes and in accordance with the Rules and Regulations attached hereto and incorporated herein by this reference. The Tenant shall not use, permit or allow the Premises to be used other than as strictly provided in this Lease and shall not use, permit or allow the Premises or any part thereof to be used for any immoral, improper, offensive, or unlawful purpose or otherwise in violation of any federal, state or local statute, law, ordinance, rule or regulation, including, without limitation, in violation of any zoning ordinances; nor shall the Tenant permit any nuisance within the Premises or permit the Premises to be used in any manner which will be a source of material annoyance or in any way interfere with the peaceful possession, enjoyment and proper use of other areas of the Building, nor shall the Premises be used in any manner so as to vitiate the insurance or increase the rate of insurance on the Premises or the Building, nor shall the Premises be used for any purpose which would tend to lower the quality or character of the Building, create unreasonable elevator loads or otherwise interfere with Building operations. In no event shall Tenant be permitted to store any materials or vehicles outside of the Premises in the parking lot or common areas of the Building. Not by way of limitation of the foregoing but in addition thereto, neither the Premises nor any portion thereof shall be used or occupied for any or all of the following: governmental or quasi-governmental offices, spas, massage parlors, escort services offices, retail sales purposes, classroom facility purposes, schools, radio or television broadcasting or studio facilities, auto leasing or auto sales offices, equipment or appliance repair shops, daycare centers, nurseries, churches, or places of religious or quasi-religious worship, religious facilities or offices of religious organizations, or retail or wholesale sale purposes, medical research laboratories or offices for medical or quasi-medical professionals providing medical treatments.

         10. NO NUISANCE. Tenant shall conduct its business and control its agents, contractors, customers, employees, invitees, licensees and visitors in such a manner so as not to create any nuisance or interference with, annoy or disturb any other tenant or Landlord in its operation of the Building.

         11. ASSIGNMENT AND SUBLETTING. Tenant may sublease any or all of the Premises to a subsidiary or affiliated corporation without Landlord's prior written consent. Tenant may sublease portions of the Premises to others provided such subtenant's operation is a part of the general operation of Tenant and under the supervision and control of Tenant, and provided such operation is within the purposes for which said Premises shall be used. Except as provided in the preceding sentences, Tenant shall not voluntarily or involuntarily, whether by operation of law or otherwise, assign, transfer, hypothecate or otherwise encumber this Lease or any interest therein and shall not sublet or permit the use by others of the Premises or any portion thereof without obtaining in each instance Landlord's prior written consent. Landlord's, consent to one


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assignment, sublease, transfer or hypothecation shall not be deemed as a consent to any other or further assignment, sublease, transfer or hypothecation. Any such assignment, sublease, transfer or hypothecation without Landlord's prior written consent shall be void and shall, at Landlord's option, constitute a material breach of this Lease. No acceptance by Landlord of any rent or any other sum of money from any assignee, sublessee or other category of transferee shall release Tenant from any of its obligations hereunder or be deemed to constitute Landlord's consent to any assignment, sublease, transfer or hypothecation, and in any event, Tenant shall remain primarily liable on this Lease for the entire Term hereof and shall in no way be released from the full and complete performance of all the terms, conditions, covenants and agreements contained herein.

         In the event Tenant should desire to assign this Lease or sublet the Premises or any part thereof, Tenant shall give Landlord prior written notice, which notice shall specify (a) the date on which Tenant desires to make such assignment or sublease; (b) the name and business of the proposed assignee or sublessee; (c) the amount and location of the space affected; (d) the proposed effective date and duration of the subletting or assignment; and (e) the proposed rental to be paid to Tenant by such subtenant or assignee. Landlord shall then have a period of fifteen (15) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (1) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant will on that date be relieved of all further obligations to pay rent hereunder as to such space; or (2) to permit Tenant to assign or sublet such space, in which event if the proposed rental between Tenant and subtenant is greater than the Base Monthly Rental as adjusted under this Lease, then one hundred (100%) percent of such excess rental shall be deemed additional rent owed by Tenant to Landlord under this Lease, and the amount of such excess shall be paid by Tenant to Landlord in the same manner that Tenant pays the Base Monthly Rental hereunder and in addition thereto; or
(3) to withhold consent to Tenant's assigning or subleasing such space, which consent shall not be unreasonably withheld, provided the proposed assignee or sublessee is reasonably satisfactory to Landlord as to credit and character and will occupy the Premises for office purposes consistent with Paragraph 9 of this Lease and to continue this Lease in full force and effect as to the entire Premises. Requests for sublease or assignment shall be accompanied by a minimum service fee of Three Hundred and No/100 ($300.00) Dollars and Tenant agrees to reimburse Landlord for all legal fees and other expenses incurred by Landlord in connection with the request.

         12. HOLDING OVER. Should Tenant or any of its successors in interest continue to hold the Premises after termination of this Lease, whether such termination occurs by lapse of time or otherwise, with Landlord's acquiescence, and without any distinct agreement between the parties, such holding over shall constitute and be construed as a tenancy at sufferance at a monthly rental equal to one and one-half (1 1/2) times the monthly rental (including Base Monthly Rental and any adjusted and


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

Additional Rent) provided herein at the time of such termination, if Landlord elects to accept such rent. During such time as Tenant shall continue to hold the Premises after the termination hereof, Tenant shall be regarded as a tenant at sufferance and not a tenant at will; subject, however, to all the terms, provisions, covenants and agreements on the part of Tenant hereunder. No payments of money by Tenant to Landlord after the termination of this Lease shall reinstate, continue, renew or extend the Tern and no extension of this Lease after the termination hereof shall be valid unless and until the same shall be reduced to writing and signed by both Landlord and Tenant. Tenant shall be liable to Landlord for all damage which Landlord shall suffer by reason of Tenant's holding over and Tenant shall indemnify, defend and hold Landlord harmless against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant. If Landlord accepts rent pursuant to this paragraph, Landlord shall always have the right to terminate Tenant's possession under this paragraph upon thirty (30) days prior written notice to Tenant.

         13. ALTERATIONS AND IMPROVEMENTS. (a) No alteration in, or addition to, the Premises will be made without first obtaining Landlord's prior written consent, which Landlord may grant or withhold for any reason or for no reason, and any such work consented to, although paid for by Tenant, will be done by Landlord;

                  (b) If Tenant's actions, omissions or occupancy of the Premises shall cause the rate of fire or other insurance either on the Building or the Premises to be increased, Tenant shall pay, as additional rent, the amount of any such increase promptly upon demand by Landlord; and

                  (c) All erections, additions, fixtures and improvements, whether temporary or permanent in character (except only the movable office furniture of Tenant) made in or upon the Premises shall be and remain Landlord's property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise, with no compensation to Tenant. Landlord reserves the right to require Tenant to remove any such improvements or additions at the termination hereof or within fifteen (15) days thereafter. Landlord may, at its election, repair any damage to the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, alterations, improvements and installations, and all costs for such repairs shall be at Tenant' s expense.

         14. REPAIRS TO THE PREMISES. Landlord shall not be required to make any repairs or improvements to the Premises, except structural repairs necessary for safety and tenantability. Tenant shall, at its own cost and expense, keep in good repair all portions of the Premises, including but not limited to windows, interior glass, doors, interior walls and finish work, floors and floor coverings, and supplemental or special


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

heating and air conditioning systems, and shall take good care of the Premises and its fixtures and permit no waste, except normal wear and tear with due consideration for the purpose for which the Premises are leased. Tenant shall maintain and replace, at its cost and expense, all light bulbs and fixtures in the Premises that are not the Building's standard 2-foot by 4-foot fluorescent light fixtures and bulbs therefor. Tenant shall indemnify Landlord against any loss, damage, or expense arising by reason of any failure of Tenant so to keep the Premises in good repair and tenantable condition or due to any act or neglect of Tenant, its agents, employees, contractors, invitees, licensees, tenants, or assignees. If Tenant fails to perform, or cause to be performed, such maintenance and repairs, then at the option of Landlord, in its sole discretion, any such maintenance or repair may be performed or caused to be performed by Landlord and the cost and expense thereof charged to Tenant, and Tenant shall pay the amount thereof to Landlord on demand as additional rental. Tenant shall promptly report to Landlord in writing any damage to, or defective condition in or about the Building or Premises known to Tenant.

         15. LANDLORD'S RIGHT TO ENTER PREMISES. Tenant shall not change the locks on any entrance to the Premises. Upon Tenant's written request to Landlord, Landlord will make a reasonable change of locks on behalf of Tenant at Tenant's sole cost and expense. Landlord and its agents, employees, and contractors shall have the right to enter the Premises, at such times as Landlord deems reasonably necessary, to make necessary repairs, additions, alterations, and improvements to the Premises or the Building, including, without limitation, the erection, use, and maintenance of pipes and conduits and to show the Premises to prospective tenants and purchasers. Landlord shall also be allowed to take into and through the Premises any and all needed materials that may be required to make such repairs, additions, alterations, and improvements, all without being liable to Tenant in any manner whatsoever. During such time as work is being carried on in or about the Premises, provided such work is carried out in a manner so as not to interfere unreasonably with the conduct of Tenant's business therein, the rent provided herein shall in no way abate, and Tenant waives any claim and cause of action against Landlord for damages by reason of loss or interruption to Tenant's business and profits therefrom because of the prosecution of any such work or any part thereof In the event of emergency, or if otherwise necessary to prevent injury to persons or damage to property, such entry to the Premises may be made by force without any liability whatsoever on the part of Landlord for damage resulting from such forcible entry. Landlord may card the Premises "For Rent" or "For Sale" 180 days before the termination date of this Lease. Provided that Landlord does not interfere with Tenant operations, upon 24-hour prior notification if possible, (which may be given by telephone). Landlord and its agents may enter the Premises at reasonable hours at any time to exhibit same to prospective tenants or purchasers.

         16. DEFAULT. a) The following events shall be deemed to be Events of Default by Tenant under this Lease: (i) Tenant shall fail to pay any installment of rent or


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any other charge or assessment against Tenant pursuant to the terms hereof when due and shall not cure such failure within five (5) days after notice thereof to Tenant; provided however, no such notice will be required in the event Tenant has had two (2) or more Events of Default during any one year during the term of this Lease; (ii) Tenant shall fail to comply with any term, provision, covenant or warranty made under this Lease by Tenant, other than the payment of rent or any other charge or assessment payable by Tenant, and shall not cure such failure within fifteen (15) days after notice thereof to Tenant; (iii) any court or competent jurisdiction shall enter, with regard to Tenant, a decree or order for relief in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or a decree or order appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Tenant or for any substantial part of Tenant's property or for a decree or order ordering the winding-up or liquidation of Tenant's affairs, and any such decree or order shall continue unstayed and in effect for a period of thirty (30) days;
(iv) Tenant shall commence a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or Tenant shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Tenant or for any substantial part of Tenant's property; (v) Tenant shall abandon or vacate all of any portion of the Premises or fail to take possession thereof as provided in this Lease. In the event Tenant shall remove its fixtures, equipment or machinery or shall vacate the Premises or any part thereof prior to the Expiration Date of this Lease, or shall discontinue or suspend the operation of its business conducted on the Premises for a period of more than thirty (30) consecutive days (except during any time when the Premises may be rendered untenantable by reason of fire or other casualty), then in any such event Tenant shall be deemed to have abandoned the Premises and Tenant shall be in default under the terms of this Lease; or (vi) Tenant shall do or permit to be done anything which creates a lien of any nature or whatsoever upon the Premises.

                  b) Upon the occurrence of any of the aforesaid Events of Default, Landlord shall have the option to pursue any one or more of the following causes of action without any notice or demand whatsoever: (i) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, but if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Premises and expel or remove Tenant and its effects and any other person, by force if necessary, without being liable for prosecution or any claim of damages therefor; and Tenant hereby agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises or through decrease in rent or otherwise; or (ii) Terminate this Lease and declare the entire amount of the rent required to be paid hereunder by Tenant which, in Landlord's reasonable


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determination, would become due and payable during the remainder of the Lease
Term, discounted to present value by using a discount factor of eight percent (8%) per annum, to be due and payable immediately. Upon the acceleration of such amounts, Tenant agrees to pay the same at once together with all rents theretofore due, at Landlord's address as provided herein; provided, however, that such payment shall not constitute a penalty or forfeiture, but shall constitute liquidated damages for Tenant's failure to comply with the terms and provisions of this Lease (Landlord and Tenant agreeing that Landlord's actual damages in such event are impossible to ascertain and that the amount set forth above is a reasonable estimate thereof). Upon making such payment, Tenant shall receive from Landlord all rents received by Landlord from other tenants renting the Premises, or portion thereof, during the Lease Term (with appropriate allocations of such rents in the event other tenants lease space in addition to the Premises), provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to the preceding sentence, less all costs, expenses and attorney's fees of Landlord incurred in connection with the termination of this Lease. Eviction of Tenant and reletting of the Premises and the acceptance of such payment by Landlord shall not constitute a waiver of any failure of Tenant thereafter occurring to comply with any term, provision, condition or covenant of this Lease; or (iii) Terminate Tenant's rights of possession (but not this Lease) and enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any portion thereof, by entry (including the use of force if necessary), dispossessory suit or otherwise, without thereby releasing Tenant from any liability hereunder, without terminating this Lease, and without being liable to prosecution or any claim for damages therefor, and Landlord may, but shall be under no obligation to do so, relet the Premises or portion thereof as the agent of Tenant and receive the rent therefor, and Tenant shall pay Landlord any deficiency that may arise by reason of such reletting on demand at the office of Landlord; or (iv) As agent of Tenant, do whatever Tenant is obligated to do by the provisions of this Lease and Landlord may enter the Premises, by force if necessary, without being liable to prosecution or any claims for damages therefor, in order to accomplish this purpose on behalf of Tenant, and Tenant further agrees that Landlord shall not be liable for any damages to Tenant from such action, unless caused by the negligence of Landlord or otherwise; or (v) Dispossess the Tenant by Summary Proceedings and receive all the rents and other charges up to the time of such re-entry by dispossession and Landlord may relet the Premises or any part or parts thereof, either in the name of Landlord or otherwise, but for the account of Tenant, for a term which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the Lease Term and Tenant shall also pay Landlord, as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, for each month of the period which would otherwise have constituted the balance of the Lease Term, any deficiency between (i) the sum of one monthly installment of rent and all charges that otherwise would have become due; and


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(ii) the net amount if any, of the monthly rents collected on account of the
Lease of the Premises for the balance of the Lease Term.

                  c) Any reletting of the Premises by Landlord in Landlord's name or Tenant's name shall not terminate this Lease, shall not release Tenant from any liability hereunder, and may be for such a term, rent amount and other conditions as Landlord deems desirable, without advertisement and by private negotiations. Tenant shall reimburse Landlord for all Landlord's costs, expenses and attorney's fees in connection with such reletting, including, without limitation, all commissions and advertising costs. No action taken by or on behalf of Landlord shall be construed to be an acceptance of a surrender of the Premises and no agreement to accept a surrender of the Premises shall be valid unless in writing and executed by Landlord. In determining the amount of loss or damage which Landlord may suffer by reason of termination of this Lease or the deficiency arising by reason of any reletting of the Premises by Landlord as provided above, allowance shall be made for expense of repossession and any repairs or remodeling undertaken by Landlord following repossession and there shall be added to the amount of rent due to Landlord as herein provided, all costs and expenses incurred by Landlord in the enforcement of this Lease, including, without limitation, the fees of Landlord's attorneys.

                  d) Notwithstanding anything herein to the contrary, no termination of Tenant's right of possession of the Premises by dispossessory action or otherwise shall release Tenant from the performance of Tenant's obligations under this Lease, including, without limitation, the timely payment of all rent reserved hereunder for the balance of the Lease Term following such termination of Tenants right of possession.

         17. LANDLORD'S SERVICES. Landlord shall render services and supplies incidental to this Lease in accordance with and as described in this paragraph, as follows:

                  (a) General cleaning and janitorial service required as a result of normal, prudent use of the Premises and only on Mondays through Fridays, inclusive, with New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any other recognized bank holiday (herein collectively referred to as the "Holidays") excepted.

                  (b) Electric current for Building standard tenant lighting and small business machinery only from electric circuits designated by Landlord for Tenant's use at Landlord's cost & expense. Tenant will not use any electrical equipment which in Landlord's opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the Building. If any additional circuitry or wiring is required by Tenant, and Landlord approves the installation of the same in writing, such work shall be performed at Tenant's expense by Landlords electrician or under Landlord's control and supervision, and Tenant shall pay Landlord for such additional work as billed.

                  (c) Seasonable air-conditioning and heating during normal business hours (8:00 A.M. to 6:00 P.M.), Monday through Friday and 8:00 A.M. until 1:00 P.M. Saturday, said heating or air-conditioning not being furnished Sunday or Holidays. Should Tenant desire either heating or air-conditioning at other times on a regular basis, Landlord agrees to provide same upon written request by Tenant, but at Tenant's expense.

         Landlord shall not be liable for any damages directly or indirectly resulting from the installation, use or interruption of use of any equipment in connection with the furnishing of services referred to in this paragraph, and particularly any interruption in services by any cause beyond the immediate control of Landlord, provided Landlord shall use reasonable diligence in the restoration of such services.

         18. TELEPHONE SERVICE. Tenant acknowledges and agrees that securing and arranging for telephone service to the Premises is the sole responsibility of Tenant and that Landlord has no responsibility or obligation to provide or arrange such telephone service, nor to permit installation of any facilities or equipment in the Building outside the Premises in connection with providing telephone service to the Premises.

         19. DESTRUCTION OF PREMISES. Should the Premises be so damaged by fire or other cause that rebuilding or repairs cannot, in the estimation of Landlord, be completed within one hundred eighty (180) days from the date of the fire, or other cause of damage, then either Landlord or Tenant may terminate this Lease by written notice to the other given within thirty (30) days of the date of such damage or destruction, in which event rent shall be abated from the date of such damage or destruction. However, if the damage or destruction is such that rebuilding or repairs can be completed within one hundred eighty (180) days, Landlord covenants and agrees, subject to the provisions of this paragraph, to make such repairs with reasonable promptness and dispatch, and to allow Tenant an abatement in the Base Monthly Rental for such time as the Premises are untenantable or proportionately for such portion of the Premises as shall be untenantable, and Tenant covenants and agrees that the terms of this Lease shall not be otherwise affected. In no event shall Landlord be required to repair or replace any trade fixtures, furniture, equipment or other property belonging to Tenant nor shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions, or other improvements which may have been placed in or about the Premises by Tenant; nor shall Landlord have any obligation to incur any cost to repair, reconstruct or restore the Premises in excess of insurance proceeds from the casualty necessitating such work that are made available to Landlord, under its sole control, for such work. Notwithstanding anything to the contrary contained in this paragraph, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty contained under this paragraph occurs during the last twelve (12) months of the Term of this Lease.

         20. CONDEMNATION. If the whole of the Premises, or such portion thereof, as will make Premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then, in either of said events, the Term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor; provided, however, Tenant shall not be entitled to claim compensation for items which would reduce Landlord's award.

         21. INSURANCE. Tenant shall carry fire and extended coverage insurance insuring Tenant's interest in its improvements and betterment to the Premises and any and all furniture, equipment, supplies, and other property owned, leased, held, or possessed by it and contained therein, against loss or damage by fire, flood, windstorms, hail, earthquakes, explosion, riot, damage from aircraft and vehicles, smoke damage, vandalism and malicious mischief and such other risks as are from time to time covered under "extended coverage" endorsements and special extended coverage endorsements commonly known as "all risks" endorsements, such insurance coverage to be in an amount equal to the full replacement value of such improvements and property.

Tenant also agrees to carry a policy or policies of workers' compensation and commercial general liability insurance, including personal injury and property damage, with contractual liability endorsement, in an amount of not less than One Million and No/100 Dollars ($1,000,000.00) for the property damage and Two Million and No/100 Dollars ($2,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Said policies shall:
(i) name Landlord, its agents and mortgagees as additional insureds and insure Landlord's contingent liability under this Lease (except for the workers' compensation policy, which shall instead include waiver of subrogation endorsement in favor of Landlord); (ii) be issued by an insurance company which is acceptable to Landlord and licensed to do business in the State of Georgia and maintains an A.M. Best credit rating of "B+" or better; and (iii) provide that said insurance shall not be cancelled unless thirty (30) days' prior written notice shall have been given to Landlord. Said policy or policies, or certificate thereof, shall be delivered to Landlord by Tenant upon commencement of the Term of the Lease and upon each renewal and/or modification of said insurance. If during the Term or any extension thereof additional coverage and/or higher limits of insurance than those mentioned above shall be deemed necessary by Landlord, Tenant shall procure such additional coverage provided such additional coverage is appropriate, customary and generally required for like premises utilized for similar purpose. If Tenant shall fail at any time to procure and/or maintain the insurance required herein, Landlord may, at its option, procure such insurance on Tenant's behalf and the cost thereof shall be payable upon demand, as additional rent. Payment by Landlord of any insurance premium or the carrying by Landlord of any such insurance policy shall not be deemed to waive or release the default of Tenant with respect thereto.

         22. WAIVER OF SUBROGATION. Landlord and Tenant each hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils that is insured against or that are required to be insured against under the terms of the Lease, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including, without limitation, any other tenants or occupants of the remainder of the Building in which the Premises are located; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such time as the releaser's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releaser to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Landlord and Tenant each agrees that it will request its insurance carriers to include in its policies such a clause of endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so. If such other party fails to pay such extra costs, the release provisions of this paragraph shall be inoperative against such other party to the extent necessary to avoid invalidation of such releaser's insurance.

         23. NO ESTATE IN LAND. This contract shall create the relationship of Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except by Landlord's consent in accordance with the provisions of this Lease.

         24. INDEMNITY. Tenant shall hold Landlord, its agents and employees harmless from, indemnify and defend Landlord, its agents and employees against any and all claims for liability for any injury (including death) or damage to any person or property whatsoever (i) occurring in, on, or about the leased Premises or any part thereof, or (ii) occurring in, or about the Building when such injury or damage has been caused in part of or in whole by the act, neglect, fault or omission of Tenant, its agents, servants, employees, or invitees, and shall further indemnify and hold Landlord, its agents and employees harmless from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or of its agents or employees, and from all costs, attorneys' fees, expenses and liabilities incurred as a result of any such claim or any action or proceedings brought thereon; and in case any action or proceeding be brought against Landlord, its agents or employees by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons (including death), in, upon or about the Premises from any cause which does not result from the willful or negligent acts of Landlord, its agents or employees, and Tenant hereby waives all claims in respect thereof against Landlord.

         Landlord or anyone authorized to act for Landlord shall not be liable for any damage to property entrusted to employees of the Building, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, failing plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein, or from the roof, street or subsurface, or from any other place resulting from dampness or any other cause whatsoever which does not result from the willful or negligent acts of Landlord. Landlord or its agents shall not be liable for interference with the natural light, nor shall Landlord be liable for any latent defect in the Premises or in the Building.

         The provisions of this paragraph shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

         25. LIABILITY OF LANDLORD. Landlord shall not be liable to Tenant or to any persons, firm, corporation, or other business association claiming by, through, or under Tenant for failure to furnish or for delay in furnishing any service provided for in this Lease, and no such failure or delay by Landlord shall be an actual or constructive eviction of Tenant nor shall any such failure or delay operate to relieve Tenant from the prompt and punctual performance of each and all the covenants to be performed herein by Tenant; nor for any latent defects in the Premises or Building; nor for defects in the cooling, heating, electric, water, elevator, or other apparatus or systems or for water discharged from sprinkler systems, if any, or from water pipes and plumbing facilities in the Building; nor for the theft, mysterious disappearance, or loss of any property of Tenant whether from the Premises or any part of the Building; and nor from interference, disturbance, or acts to or omitted against Tenant by third parties, including, without limitation other occupants of the Building and any such occurrences shall not constitute an actual or constructive eviction of Tenant.

         26. LIMITATION OF LIABILITY. Landlord's obligations and liability with respect to this Lease shall be limited solely to Landlord's interest in the Building, as such interest is constituted from time to time, and neither Landlord nor any officer, director, shareholder, or partner of Landlord, or of any partner of Landlord, shall have any personal liability whatsoever with respect to this Lease. In no event shall Landlord be liable to Tenant nor shall any interest of Landlord in the Building be subject to execution by Tenant, for any indirect, special or consequential damages.

         27. NO WAIVER OF RIGHTS. No failure or delay of Landlord to exercise any right or power given it herein or to insist upon strict compliance by Tenant of any obligation imposed on it herein and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof by Landlord or any right it has herein to demand strict compliance with the terms hereof by Tenant. No person has or shall have any authority to waive any provision of this Lease unless such waiver is expressly made in writing and signed by Landlord.

         28. ENTIRE AGREEMENT AND EXHIBITS. This Lease constitutes and contains the sole and entire agreement of Landlord and Tenant and no prior or contemporaneous oral or written representation or agreement between the parties and affecting the Premises shall have legal effect. The content of each and every exhibit which is referenced in this Lease as being attached hereto is incorporated into this Lease as fully as if set forth in the body of this Lease. Landlord hereby disclaims any warranties and representations as to the Building or Premises, whether express or implied.

         29. NOTICES. All notices required or desired to be given with respect to this Lease shall, in order to be effective, be in writing and shall be effectively given or delivered if hand delivered to the addresses for Landlord and Tenant specified hereinbelow, or if deposited, postage prepaid, to the United States mail, certified, return receipt requested, properly addressed to the addresses specified hereinbelow, or if delivered by Federal Express or other overnight commercial courier to the addresses for Landlord and Tenant hereinbelow. Any notice mailed or sent by overnight commercial courier shall be deemed to have been given upon receipt or refusal thereof Notice affected by hand delivery shall be deemed to have been given at the time of actual delivery. In the event of a change of address by either party, such party shall give written notice thereof to the other party in accordance with the foregoing. Additionally, Tenant agrees to send copies of all notices required or permitted to be given to Landlord to each lessor under any ground or land lease covering all or any part of the Land and each holder of a mortgage or deed to secure debt encumbering the Building and/or the Land that notifies Tenant in writing of its interest in the address to which notices are to be sent.

         If to Tenant:              HEADHUNTER.NET
                                    333 Research Court, Suite 200
                                    Norcross, Georgia 30092

         If to Landlord:            AJ PARTNERS LIMITED PARTNERSHIP
                                    c/o Griffin Management Services, Inc.
                                    800 Mount Vernon Highway, Suite 300
                                    Atlanta, Georgia 30328

         The foregoing addresses may be changed by thirty (30) days written notice from time to time.

         Tenant hereby appoints as his agent to receive the service of all dispossessory or distraint proceedings and notices thereunder, and all notices required under this Lease, the person in charge of or occupying the Premises at the time; and if no person is in charge of or occupying same, then such service or notice may be made by attaching the same on the main entrance to the Premises. To the extent permitted by law, Tenant hereby submits to the jurisdiction of any state or federal court located in Fulton County, Georgia, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts for the purpose of any suit, action or other proceeding arising out of Tenant's obligations under or with respect to this Lease and Tenant hereby expressly waives any and all objections that Tenant may have as to jurisdiction and/or venue in any of such courts.

         30. SUCCESSORS AND ASSIGNS. The covenants, conditions and agreements herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its heirs, executors, administrators, successors and assigns, and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment by Tenant has been consented to by Landlord. Nothing contained in this Lease shall in any manner restrict Landlord's right to assign or encumber this Lease in its sole discretion. Should Landlord assign this Lease as provided for above, Tenant shall be bound to said conditions of this Lease for the balance of the Term hereof remaining after such succession, and Tenant shall attorn to such succeeding party as its landlord under this Lease promptly under any such successions (including a mortgagee or any other party who may come into custody or possession of the Premises because of a mortgage foreclosure or otherwise). Tenant agrees that should any party so succeeding to the interest of Landlord require a separate agreement of attornment regarding the matters covered by this Lease, then Tenant shall enter into any such "attornment agreement," provided the same does not modify any of the provisions of this Lease and has no adverse effect upon Tenant's continued occupancy of the Premises.

         31. SUBORDINATION. Tenant agrees that this Lease shall automatically be and remain subject and subordinate to all present and future mortgages, deeds to secure debt or other security instruments (the "Security Deeds") affecting the Premises. Tenant shall promptly execute and deliver to Landlord such certificate or certificates in writing as Landlord or Landlord's lender may request, confirming the subordinate nature of the

Lease to such Security Deeds, and in default of Tenant so doing, Landlord shall be and is hereby authorized and empowered to execute such certificate in the name of and as the act and deed of Tenant, this authority being hereby declared to be coupled with an interest and to be irrevocable.

         32. ESTOPPEL CERTIFICATE. Tenant shall, within five (5) days after request from Landlord, at any time and from time to time execute, acknowledge and deliver to Landlord or Landlord's lender a written statement certifying as follows: (a) that this Lease is unmodified and in full force and effect (or if there has been modification thereof, that the same is in full force and effect as modified and stating the nature thereof); (b) that to the best of its knowledge, there are no uncured defaults on the part of Landlord (or if any such default exists, the specific nature and extent thereof); and (c) the date to which any rents and other charges have been paid in advance, if any; and (d) such other matters as Landlord may reasonably request. Tenant irrevocably appoints Landlord as its attorney-in-fact, coupled with an interest, to execute and deliver, for and in the name of Tenant, any document or instrument provided for in this paragraph.

         33. TIME IS OF THE ESSENCE. Time is of the essence with the respect to the performance of each of the covenants and agreements of this Lease; provided, however, that failure of Landlord to provide Tenant with any notification regarding adjustments in Base Monthly Rental, or any other charges provided for hereunder, within the time periods prescribed in this Lease shall not relieve Tenant of its obligation to make such payments, which payments shall be made by Tenant at such time as notice is subsequently given. Unless specifically provided otherwise, all references to terms of days or months shall be construed as references to calendar day's or calendar months, respectively.

         34. CAPTIONS; GOVERNING LAW. The captions of this Lease are for convenience of reference only and in no way define, limit or describe the scope or intent of this Lease. The laws of the State of Georgia shall govern the validity, performance and enforcement of this Lease.

         35. DEFINITIONS. "Landlord" as used in this Lease shall include his heirs, representatives, assigns and successors in title to Premises. "Tenant" shall include its heirs and representatives, and if this Lease shall be validly assigned or sublet, shall include also Tenant's assignees or sublessees, as to premises covered by such assignment or sublease. "Broker" and "Co-Broker" shall include its successors, assigns, heirs, and representatives. "Landlord," "Tenant," "Broker" and "Co-Broker," shall include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

         36. SEVERABILITY. If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during its term, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby, unless such invalidity is, in the sole determination of Landlord, essential to the rights of both parties in which event Landlord has the right to terminate this Lease on written notice to Tenant.

         37. LAWS AND REGULATIONS; BUILDING RULES AND REGULATIONS. Tenant shall comply with, and Tenant shall cause its agents, contractors, customers, employees, invitees, licensees, servants and visitors to comply with (i) all applicable laws, ordinances, orders, directions, requirements, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) now in force or which may hereafter be in force, which shall impose any duty upon Landlord or Tenant relating to the use, condition or occupancy of the Premises or the conduct of Tenant's business therein, including, without limitation, the Americans With Disabilities Act of 1990 (as now or hereafter amended); and (ii) the Building Rules and Regulations set forth in Exhibit "E," as such Rules and Regulations are modified and supplemented by Landlord from time to time, and such other rules and regulations as are reasonably adopted by Landlord from time to time, for the safety, care or cleanliness of the Premises and the Building, or for preservation of good order therein, all of which will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant, its agents, contractors, customers, employees, invitees, licensees, servants and visitors. Tenant hereby expressly waives the benefit of all existing and future rent control laws and similar governmental rules and regulations, whether in time of war or not, to the full extent permitted by law.

         38. SPECIAL STIPULATIONS. The Special Stipulations, if any, attached hereto and initialed by Landlord and Tenant are hereby incorporated herein and made a part hereof. In the event the Special Stipulations conflict with any of the foregoing provisions of this Lease, the Special Stipulations shall control.

         39. BROKER COMMISSION. Tenant represents and warrants to Landlord that, other than Insignia/ESG, Inc. ("Broker"), no broker, agent, commissioned salesperson or other person has represented Tenant in the negotiations for and procurement of this Lease, and that no commissions, fees or compensation of any kind are due in connection herewith to any broker, agent, commissioned salesperson or other person, other than Broker, which has acted as broker for Tenant in this transaction. Landlord shall pay Broker a real estate commission in connection with this transaction pursuant to the terms of a separate written Commission Agreement between Landlord and Broker. Landlord has disclosed that The Griffin Company ("Co-Broker") is acting on behalf of Landlord in this transaction and is receiving a commission pursuant to the term of a separate written Commission Agreement.

         40. REMOVAL OF PERSONAL PROPERTY. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all unattached and movable personal property and equipment which Tenant has placed in the Premises, provided Tenant repairs all damages to Premises caused by such removal. All personal property of Tenant remaining on the Premises after the end of the Term shall be deemed conclusively abandoned, notwithstanding that title to or a security interest in such personal property may be held by an individual or entity other than Tenant, and Landlord may dispose of such personal property in any manner it deems proper, in its sole discretion. Tenant hereby waives and releases any claim against Landlord arising out of the removal or disposition of such personal property. Tenant shall reimburse Landlord for the cost of removing such personal property.

         41. SIGNS. Tenant shall not place signs nor decals upon or in the grounds, outside walls, windows, roofs, exterior building doors, interior suite doors of the Premises, except with the written consent of Landlord, which shall be granted in its sole discretion. Any and all signs placed on or within the Premises by Tenant, at Tenant's expense, shall be maintained in compliance with the rules and regulations of Technology Park Atlanta governing such signs, and such signs' design shall be subject to Landlord's approval, and the Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of said sign, and Tenant agrees, upon removal of said signs, to repair all damage incident to such removal and to restore the Building to its original condition.

         42. EFFECT OF TERMINATION OF LEASE. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

         43. RIGHTS CUMULATIVE. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

         44. FORCE MAJEURE. In the event of strike, lockout, labor trouble, civil commotion, act of God, or any other cause (hereinafter collectively referred to as "Force Majeure") outside and beyond Landlord's control, resulting in the impairment of Landlord's ability to perform any obligation or provide any service hereunder, this Lease shall not terminate except at Landlord's election, and Tenant's obligation to pay Base Monthly Rental, additional rental and all other charges and sums due payable by Tenant shall not be altered or excused and Landlord shall not be considered to be in default under this Lease or liable in damages to Tenant in any manner.

         45. TENANT CORPORATION, PARTNERSHIP OR INDIVIDUAL. If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant, warrant and represent that Tenant is a duly organized and validly existing corporation, that Tenant has and is qualified to do business in Georgia, that the corporation has fall right and authority to enter into this Lease, and that each and all persons signing on behalf of the corporation were authorized to so do. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties. If Tenant executes this Lease as a partnership, Tenant does hereby covenant, warrant and represent that all the persons who are general or managing partners in said partnership have executed this Lease on behalf of Tenant, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor, by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms. Also, it is agreed that each and every present and future partner of Tenant shall be and shall remain at all times jointly and severally liable hereunder, and that the death, resignation, or withdrawal of any partner shall not release the liability of such partner under the terms of this Lease unless and until Landlord consents in writing to such release. If Tenant executes this Lease as an individual, Tenant does hereby covenant, warrant and represent that his legal residence address is that set forth below his signature on this Lease. If more than one individual or entity comprises and constitutes Tenant, then all individuals and entities comprising Tenant are and shall each be jointly and severally liable for the due and proper performance of Tenant's covenants, duties and obligations arising under or in connection with this Lease.

         46. SUBMISSION OF LEASE. The submission of this Lease for examination does not constitute an offer to lease nor a reservation of space even if said lease is executed by Landlord, and this Lease shall be effective only upon execution hereof by Landlord and Tenant and delivery of a counterpart hereof to Landlord and Landlord's acceptance and final approval thereof.

         47. NO RECORDATION OF LEASE. This Lease is not in recordable form, and Tenant agrees not to record or permit the recording of this Lease.

         48. HAZARDOUS MATERIAL. Tenant shall not cause or permit the release, discharge, or disposal nor the presence, use, transportation, generation, or storage of any Hazardous Material (as hereafter defined) in, on, under, about, to, or from the Premises by either Tenant, Tenant's employees, agents, contractors, or invitees (collectively the "Tenant") other than the use of such materials in de minimus quantities reasonably necessitated by the Tenant's regular business activities.

         Tenant further agrees and covenants to Landlord, its agents, employees, affiliates and shareholders (collectively the "Landlord") the following:

         A. To comply with all Environmental Laws in effect, or may come into effect, applicable to the Tenant or Tenant's use and occupancy of the Premises;

         B. To immediately notify Landlord, in writing, of any existing, pending or threatened (i) investigation, inquiry, claim or action by any governmental authority in connection with any Environmental Laws; (ii) third party claims; (iii) regulatory actions; and/or (iv) contamination of the Premises;

         C. Tenant shall, at Tenant's expense, investigate, monitor, remediate, and/or clean up any Hazardous Material or other environmental condition on, about, or under the Premises required as a result of Tenant's use or occupancy of the Premises;

         D. To keep the Premises free of any lien imposed pursuant to any Environmental Laws; and

         E. To indemnify, defend, and save Landlord harmless from and against any and all claims (including personal injury, real, or personal property damage), actions, judgments, damages, penalties, fines, costs, liabilities, interest, or attorney's fees that arise, directly or indirectly, from Tenant's violation of any Environmental Laws or the presence of any Hazardous Materials on, under or about the Premises, which presence is caused by, allowed, or permitted by the Tenant..

         The Tenant's obligations, responsibilities, and liabilities under this Section shall survive the expiration of this Lease.

         For purposes of this Section the following definitions apply:

         "Hazardous Materials" shall mean: (1) any "hazardous waste" and/or "hazardous substance" defined pursuant to any Environmental Laws; (2) asbestos or any substance containing asbestos; (3) polychlorinated biphenyls; (4) lead;
(5) radon; (6) pesticides; (7) petroleum or any other substance containing hydrocarbons; (8) any substance which, when on the Premises, is prohibited by any Environmental Laws; and (9) any other substance, material, or waste which,
(i) by any Environmental Laws requires special handling or notification of any governmental authority in its collection, storage, treatment, or disposal or
(ii) is defined or classified as hazardous, dangerous or toxic pursuant to any legal requirement.

         "Environmental Laws" shall mean: any and all federal, state and local laws, statutes, codes ordinances, regulations, rules or other requirements, relating to human health or safety or to the environment, including, but not limited to, those applicable to the storage, treatment, disposal, handling and release of any Hazardous Materials, all as amended or modified from time to time.

         49. EXECUTION. This Lease may be executed in any number of counterparts, each of which shall be deemed an original and any of which shall be deemed to be complete in itself and may be introduced into evidence or used for any purpose without the production of the other counterparts. No modification or amendment of this Lease shall be binding upon the parties hereto unless such modification or amendment is in writing and signed by Landlord and Tenant.

         50. ATTORNEY'S FEES AND HOMESTEAD EXEMPTION. If any Base Monthly Rental, Additional Rent, or any Other item or obligation of Tenant hereunder is collected by or through an attorney at law. Tenant agrees to pay, in addition to Base Monthly Rental, Additional Rent and other obligations, all of Landlord's actual and reasonable attorney's fees, together with actual out-of-pocket expenses. Tenant hereby waives any and all homestead rights and exemptions which it may have under any law as against its obligation owing Landlord under this Lease. Tenant hereby assigns to Landlord its homestead and exemptions.

         51. NOVATION IN THE EVENT OF SALE. In the event of the sale of the Building, Landlord shall be and hereby is relieved of all of the covenants and obligations created hereby accruing from and after the date of sale, and such sale shall result automatically in the purchaser assuming and agreeing to carry out all the covenants and obligations of Landlord herein. Notwithstanding the foregoing provisions of this Paragraph, Landlord in the event of a sale of the Building, shall cause to be included in this agreement of sale and purchase a covenant whereby the purchaser of the Building assumes and agrees to carry out all of the covenants and obligations of Landlord herein.


         IN WITNESS WHEREOF, the parties hereto have set their hands and seals hereunder and have caused this Lease to be executed in their names and their corporate seals to be affixed by their officers duly authorized thereunto, upon the day and year set forth above.

                                             TENANT:

Signed, sealed and delivered in              HEADHUNTER.NET
The presence of:

/s/ Sandy Kirschbaum
--------------------------------             By: /S/ Mark Partin
Notary Public or Witness                        -------------------------------

                                             Name: Mark Partin
Sandy Kirschbaum                                  -----------------------------
--------------------------------                                 (Please Print)
Name
--------------------------------
                   (Please Print)
                                                               (CORPORATE SEAL)

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                             LANDLORD:

                                             AJ PARTNERS LIMITED
                                             PARTNERSHIP, AN ILLINOIS
                                             LIMITED PARTNERSHIP


Signed, sealed and delivered in              By: GRIFFIN MANAGEMENT
the presence of:                                 SERVICES, INC., Manager

 /s/ Laurie Goin                                  By: /s/ Kyle Jenks
----------------------------------               ------------------------------
Notary Public or Witness                         Kyle Jenks, President,
                                                 Marketing Division


 /s/ Laurie Goin                                 Date:
----------------------------------               ------------------------------
Name
(Please Print)


Signed, sealed and delivered in
the presence of:

 /s/ Laurie Goin                                 By: /s/ Robert A. Carithers
----------------------------------               ------------------------------
Notary Public or Witness                         Robert A. Carithers, President

     Laurie Goin
----------------------------------
Name
(Please Print)

                                 RESEARCH COURT

                                 HEADHUNTER.NET

                              SPECIAL STIPULATIONS

1. Provided Tenant is not in default under the terms of this Lease, and has faithfully performed all of its obligations hereunder, Tenant, but not any assignee or subtenant, shall have the option to extend this Lease for an additional period of five (5) years. Tenant shall evidence its intention to exercise this option by giving Landlord written notice on or before March 1, 2004. All other terms and conditions of this Lease shall remain the same except for the Base Monthly Rental which shall be equal to the then current market rate for comparable office space in the Technology Park area of Atlanta, Georgia.

2. Landlord agrees to grant to Tenant, but not any assignee or subtenant, a Right of First Refusal to lease additional space located on the Second Floor of the Building, provided that Landlord elects to lease such space to a third party in any incremental amount containing not less than 16,000 rentable square feet. Upon Landlord receiving a bona-fide offer to lease such space that is acceptable to Landlord, Landlord will give Tenant written notice and Tenant shall have seven
         (7) business days from receipt of such notice to exercise or not exercise its Right of First Refusal by providing written notice to Landlord. In the event Tenant elects to exercise said right, then the terms and conditions shall be as outlined in the bona-fide offer. In the event Tenant elects not to exercise said right, then Landlord shall be entitled to lease the space without restriction.

3. Landlord hereby acknowledges and agrees that Tenant shall have the right to install and operate one (1) satellite dish for service to the Premises at a location on the roof and in a first-class manner acceptable to Landlord (hereinafter referred to as the "dish space") during the term of this Lease and any extension thereof.

         Tenant hereby agrees to install the satellite dish on the dish space in a good and workmanlike manner, maintain and repair such satellite dish and dish space in proper condition and to secure all permits required for the installation and operation thereof, at no cost to Landlord, and hereby indemnifies Landlord from and against any claims against Landlord for personal injury, property damage or other damage, including reasonable attorney's fees, arising from the installation, use, operation, maintenance, repair and removal of the dish space, the satellite dish, or any cables or related equipment thereof. The provisions of this paragraph shall survive the expiration date or sooner termination of this Lease. The insurance required to be carried by Tenant under the Lease shall also apply to the satellite dish and dish space.

         Landlord understands and agrees that the satellite dish and related equipment is considered the personal property of Tenant, and that Tenant has the right to remove the same at any time during the Lease Term, or during any renewals or extensions thereafter. Tenant shall remove the satellite dish and restore the dish space to substantially the same condition as existed prior to the installation of the satellite dish, reasonable wear and tear excepted.

         All direct expenses incurred by Tenant in connection with the installation, operation or removal of the satellite dish shall be paid promptly by Tenant, and Tenant shall not permit any mechanic's or other lien to be filed against Landlord in connection with the installation, operation or removal of the satellite dish. Tenant shall provide Landlord with an executed contractor's lien waiver within thirty (30) days of completion of the work. Tenant shall be responsible for any and all utilities to be used in connection with the operation of the satellite dish should Landlord determine an additional charge is necessary for its operation.

         Tenant shall properly and promptly repair any damage or potentially damaging condition existing or caused by the existence or operation and use of the satellite dish or connecting cables or any part thereof within ten (10) days after receipt of Landlord's written notice; provided, however, if such repair cannot reasonably be cured within the said ten-day period, and Tenant shall, in good faith, commence to repair and diligently proceed to effect such repair, then the ten-day period shall be extended for such reasonable period as Tenant shall require to effect such repair. Should Tenant fail to satisfy the terms of this provision within said ten-day period, Landlord may repair the damaged condition at Tenant's cost.

         Tenant represents and warrants to Landlord that the specifications, location and contemplated use of the satellite dish comply with all laws, ordinances, codes and regulations promulgated by any governmental authority having jurisdiction over the Premises or the installation and operation of the satellite dish. The construction and installation shall be accomplished in a good and workmanlike manner and with no disruption to .he other occupants of the Building. Tenant shall provide Landlord, prior to installation of the satellite dish, detailed drawings and specifications on the mounting method to be used in affixing the proposed dish to the roof. Tenant shall require all contractors and subcontractors to provide Landlord with certificates of insurance with Landlord being named as Additional Loss Payee prior to installation.

                                 RESEARCH COURT

                                 HEADHUNTER.NET

                            EXHIBIT "A" - FLOOR PLAN







                                [TO BE ATTACHED]
















                                    Exhibit A

                                 RESEARCH COURT

                                 HEADHUNTER.NET

               EXHIBIT "B" - TENANT FINISH AGREEMENT ("AGREEMENT")

         WHEREAS, the undersigned Landlord and Tenant have executed, sealed and delivered the Lease, to which this Agreement is attached, and into which this Agreement is fully incorporated by this reference, as Exhibit "B";

         WHEREAS, said Lease provides for the leasing of office space (the "Premises") within 333 RESEARCH COURT located at 333 Research Court, Norcross, Gwinnett County, Georgia 30092 (the "Building");

         WHEREAS, the terms "Landlord" and "Tenant," "Premises" and "Building," as used herein, shall have the same meanings ascribed thereto as set forth in the Lease; and

         WHEREAS, Landlord and Tenant desire to set forth herein their respective agreements regarding design and construction of the improvements to the Premises.

         NOW THEREFORE, in consideration of the Premises, the execution and delivery of the Lease by the parties hereto, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant, intending to be legally bound, hereby agree as follows:

                         SECTION 1. TENANT IMPROVEMENTS.

Section 1.01.     Definition.

                  The term "Tenant Improvements" shall mean all improvements constructed or installed in or on the Premises in accordance with the Drawings and Specifications, as hereinafter defined.

                     SECTION 2. DRAWINGS AND SPECIFICATIONS.

Section 2.01.      Definition.

         The term "Drawings and Specifications" shall mean the final drawings, specifications, and finish schedules for the Tenant Improvements which shall be prepared by Tenant and approved by Landlord in accordance with the following procedure:


                                    EXHIBIT B

                  a) As provided in Section 3.02 (b) hereof, the cost of preparing the drawings, specifications, finish schedules and the like shall be paid by Tenant and be a part of Tenant Costs.

                  b) The architect selected by Landlord shall be referred to as "Landlord's Architect."

                  c) As soon as reasonably possible, but not later than ________________________, Tenant shall deliver to
                           Landlord Tenant's proposed final working drawings, specifications, finish schedules, and the like for the Tenant Improvements. Landlord shall promptly review and resubmit the same to Tenant, either with Landlord's approval, which approval shall not be unreasonably delayed or withheld, or with Landlord's disapproval. If Landlord fails to respond within two
                           (2) business days after receiving such proposed final drawings and the like, Landlord shall be deemed to have given its full approval thereto. Tenant shall, as soon as possible (but not more than two (2) business days after Tenant's receipt of Landlord's comments), resubmit any such drawings and the like which are returned by Landlord without complete approval, and such resubmitted drawings and the like shall contain the information or changes reasonably required by Landlord. Once Landlord then satisfies itself that such drawings, specifications, finish schedules, and the like are reasonably acceptable, Landlord shall so notify Tenant and the same shall constitute the "Drawings and Specifications" for purposes of this Tenant Improvement Agreement.

                  d) Landlord's Architect shall acknowledge to Landlord and Tenant that the proposed final working drawings, specifications and the like will comply with all state and local zoning laws, building laws, public safety, or any other ordinances applicable hereunder.

                  e) For the purpose of this Agreement, Landlord shall retain and supervise, as its agent, the general contractor. Landlord agrees that the general contractor retained by Landlord, as Landlord's contractor shall perform the Tenant Improvements. Accordingly, on or before the four (4) business day following receipt of the Drawings and Specifications and final approval by Landlord and Tenant, Landlord shall obtain from Landlord's Contractor a detailed price schedule for the Tenant Improvements and shall submit the same to Tenant for its approval. If Tenant shall fail to approve any such price schedule within two (2) business days after Tenant's receipt of same, then the price schedule shall be deemed approved in all respects by Tenant and Landlord shall be authorized to proceed thereon. If Tenant disapproves such price schedule, Tenant agrees to work promptly to alter the Drawings and Specifications as necessary to cause the price quotation based thereon to be acceptable to Tenant. The aggregate cost for the Tenant Improvements, once approved by Tenant, shall hereinafter be referred to as "Tenant Improvement Costs". Upon determination of the Tenant Improvement Costs, Tenant shall be deemed to have given final approval to the Drawings and Specifications and Landlord shall be deemed to have been authorized to proceed, through Landlord's Contractor, with the work of constructing and installing the Tenant Improvements in accordance with the Drawings and Specifications.

         At its option, Tenant may review the single source proposal submitted on behalf of Landlord's Contractor (which shall include a breakdown of the bids of the trades together with all other costs to be included within Tenant's Construction Costs with each such bid and cost to be set forth on a "line item" basis) for all or any part of the work and if dissatisfied with the cost of all or any trade portion(s) or other cost items of such proposal, Tenant may require Landlord to solicit bids or obtain proposals from others or otherwise object to such cost items as hereinafter provided. If Tenant disapproves any portion of the Landlord's Contractor's proposal, or the work being priced is not in any respect, in Tenant's reasonable judgment, standard construction work, Tenant may with regard to any trade bid (a) require Landlord to obtain no less then three
(3) subcontractor bids and Tenant shall then have the right to select the chosen bid; or (b) require the work to be performed on a time and materials basis by such trades.

                          SECTION 3. PAYMENT OF COSTS.

Section 3.01.    Landlord's Allowance for Tenant Costs.

         Landlord shall pay the Tenant Costs up to, but not in excess of, an amount equal to $12.00 per rentable square foot of the Premises (the "Landlord's Allowance for Tenant Costs") as and when same are due.

Section 3.02.   Tenant Costs.

         The aggregate of all costs described in the following subparagraphs (a) through (e) of this Section 3.02 are hereinafter referred to collectively as "Tenant Costs."


                                       3
                                   EXHIBIT B

                  a)       The Tenant Improvement Costs;

                  b) The cost of preparing and finalizing all drawings, specifications, finish schedules and the like as set forth in Sections 2.01(a) through (e) above;

                  c) Fees for architects, engineers, interior designers, and other professionals and design specialists reasonably incurred by Landlord or Tenant in connection with the Tenant Improvements;

                  d) The cost of making any and all changes in and to the Drawings and Specifications and any increased or decreased costs in the Tenant Improvement Costs resulting therefrom; and

         In the event the aggregate of Tenant Costs, as defined above, exceeds Landlord's Allowance for Tenant Costs, as specified in Section 3.01 above, then Tenant shall promptly pay the excess to Landlord upon demand; provided however, Tenant shall have the option to amortize up to $1.50 per square rentable square foot of such excess as Additional Rent paid monthly over the initial Lease Term at a 12% annual interest rate.

Section 3.03.    Availability of Materials.

         Notwithstanding anything to the contrary contained herein, the parties acknowledge that for purposes of the completion of the Tenant Improvement work by Landlord, any delay attributable to Landlord's difficulty ordering materials shall be conditioned upon the Landlord notifying Tenant in writing of the unavailability of such materials and allowing Tenant the opportunity to substitute for such materials.

Section 3.04.   Changes in Drawings and Specifications,

         If at any time after the Tenant Improvement Costs are determined Tenant desires to make changes in the Drawings and Specifications, Tenant shall submit to Landlord for approval working drawings, specifications, and finish schedules for any and all such desired changes. The process of finalizing such drawings and the like shall be as set forth in Section 2 above. Once any and all changes and modifications are approved, Landlord shall promptly submit the same to Landlord's Contractor for pricing. The procedure for determining any approved cost for such changes shall be as set forth in Section 2 above. Once a cost for such changes has been approved, all references in this Agreement to Drawings and Specifications shall be to the Drawings and Specifications adopted pursuant to the procedures of Section 2 above, as changed and modified pursuant to this
Section 3.04, and all references to "Tenant Improvement Costs" shall be deemed to include the aggregate approved cost for the changes as determined in this
Section 3.04.



                                       4
                                   EXHIBIT B

Once the changes and the costs therefore have been approved, Tenant shall be deemed to have given full authorization to Landlord to proceed with the work of constructing and installing the Tenant Improvements in accordance with the Drawings and Specifications, as changed and modified.

         Landlord, at its option, may require Tenant to pay in lump sum to Landlord any and all increases in the Tenant Improvement Costs which result from approved changes to the Drawings and Specifications. Any delays in completing the Tenant Improvements which result from either changes in the Drawings and Specifications made by Tenant or from the unavailability of materials specified by Tenant, shall not operate to delay or extend the Commencement Date under the Lease nor the payment of the Base Monthly Rental or other charges due under this Lease.

Section 3.05.    Failure to Pay Tenant Costs.

         Failure by Tenant to pay Tenant Costs, in accordance with this Section 3, will constitute a failure by Tenant to pay rent when due under the Lease and for such failure to pay Tenant Costs, Landlord shall have all of the remedies available to it under this Lease and at law or in equity for nonpayment of rent.

                             SECTION 4. INSPECTION.

         Landlord and Tenant each reserve the right to perform periodic inspections prior to the Commencement Date of the Tenant Improvements and Tenant shall notify Landlord at least twenty-four (24) hours in advance of such inspection procedures by Tenant. Tenant and Tenant's Architect shall be permitted to visit and walk through the Premises at any time during normal business hours.

         Any defective Tenant Improvement work discovered during either Landlord's or Tenant's inspection or work failing to conform to the Plans and Specifications, together with any latent defects in the initial improvements shall be promptly corrected by Landlord's Contractor at Landlord's sole cost.

           SECTION 5. FINISH WORK IN ADDITION TO TENANT IMPROVEMENTS.

         All work in or about the Premises which is not within the scope of the work necessary to construct and install the Tenant Improvements, such as delivering and installing furniture, telephone equipment, and wiring, and office equipment, shall be furnished and installed by Tenant entirely at Tenant's expense. Tenant shall adopt a schedule for performing such additional work consistent with the schedule of Landlord's Contractor and shall see that such work is conducted in such a manner as to maintain harmonious labor relations and as not to interfere unreasonably with or to delay the work of constructing or installing the Tenant Improvements. Landlord shall give access and entry to the Premises to Tenant and its contract parties performing such additional work and reasonable opportunity and time to enable Tenant and such contract parties to perform and complete such work provided such additional work does not interfere with or otherwise encumber Landlord's work or construction progress. All of such additional work and Tenant's use (and the use by its contract parties) of the Premises for such purposes shall be entirely in accordance with the Lease, including without limitation this Work Letter.

                       SECTION 6. TIME IS OF THE ESSENCE.

         Time is of the essence of this Agreement. Unless specifically provided otherwise, all reference to days or months shall be construed as references to calendar days or months, respectively. Notwithstanding anything to the contrary contained herein, Tenant agrees that in the event Tenant shall fail to perform any of its duties or obligations hereunder by the time specified and provided that Landlord has notified Tenant in writing of such failure and Tenant has failed to promptly correct same, together with any other delay principally caused by Tenant or its agents, officers, employees, contractors or subcontractors (a "Tenant Delay"), then the date for completion by Landlord of Tenant Improvements shall be extended for the period of such delay, but the Commencement Date of Tenant's payment obligations hereunder, including, without limitation, Base Monthly Rental, shall not be extended and shall commence as scheduled under this Lease without regard to non-completion of Tenant Improvements.

                          SECTION 7. APPROVAL OF PLANS.

         Any approval by Landlord of or consent by Landlord to any plans, specifications or other items to be submitted to and/or reviewed by Landlord pursuant to this Lease shall be deemed to be strictly limited to an acknowledgment of approval or consent by Landlord thereto and, whether or not the work is performed by Landlord or by Tenant's contractor, such approval or consent shall not constitute the assumption by landlord of any responsibility for the accuracy, sufficiency or feasibility of any plans, specifications or other such items and shall not imply any acknowledgment, representation or warranty by landlord that the design is safe, feasible, structurally sound or will comply with any legal or governmental requirements, and Tenant shall be responsible for all of the same.


                                       6
                                   EXHIBIT B

                                 RESEARCH COURT

                                 HEADHUNTER.NET

                    EXHIBIT "C" - TENANT ACCEPTANCE AGREEMENT

         THIS AGREEMENT is an amendment to the Lease Agreement (the "Lease") for space in the office building known as RESEARCH COURT, located at 333 Research Court, Suite 200, Norcross, Gwinnett County, Georgia 30092, dated as of the _______ day of _______________1999, by and between AJ PARTNERS LIMITED PARTNERSHIP, AN ILLINOIS LIMITED PARTNERSHIP, as Landlord, and HEADHUNTER.NET, as Tenant.

         Pursuant to the provisions of Paragraph 2 of the Lease, Landlord and Tenant hereby mutually agree that:

         1. Except for those items shown on the attached "Punch List," which Landlord will remedy within _________ days hereof, Landlord has fully completed the construction work required under the terms of the Lease.

         2. Tenant is in possession of, and has accepted the Premises. The Premises are tenantable, the Landlord has no further obligation for construction (except as specified above), and Tenant acknowledges that both the Building and the Premises are satisfactory in all respects except for any latent defects for which Landlord shall be and remain responsible. All conditions of the Lease required of Landlord as of this date have been fulfilled (except as specified above), and there are no defenses or setoffs against the enforcement of the Lease by Landlord.

         3. The Commencement Date of the Lease is hereby agreed to be the ______ day of __________________, 1999.

         4. The Expiration Date of the Lease is hereby agreed to be the __________ day of _______________, ________.

         5. The Premises are hereby agreed to contain _____________ rentable square feet.

         6. The Building is hereby agreed to contain _________________ rentable square feet.

         7. Tenant's Percentage Share is hereby agreed to be ________________ percent.


                                    EXHIBIT C

         All other terms and conditions of the Lease are hereby ratified and acknowledged to be unchanged.

 Agreed and Executed this _______________ day of ______________, 1999.

                                             TENANT:

Signed, sealed and delivered this            HEADHUNTER.NET
___ day of  _______________,
1999 in the presence of:

                                             By: (Exhibit Purposes Only-Not for
                                                  Signature)
------------------------------------
Notary Public or Witness
------------------------
                                             Name:
-------------------------------------             -----------------------------
Name                                                           (Please Print)
----
(Please Print)

                                                              (CORPORATE SEAL)

                           [SIGNATURES CONTINUED ON NEXT PAGE]



                                       2
                                    EXHIBIT C

                                             LANDLORD:

                                             AJ PARTNERS LIMITED
                                             PARTNERSHIP, AN ILLINOIS
                                             LIMITED PARTNERSHIP


Signed, sealed and delivered this            By: (Exhibit Purposes Only-Not for
 ___ day of _______________, 1999                Signature)
in the presence of:

                                             By:
----------------------------------              -------------------------------
Notary Public or Witness                        Kyle Jenks, President,
                                                Marketing Division

                                             Date:
----------------------------------                -----------------------------
Name                (Please Print)
--------------------

Signed, sealed and delivered in the
presence of:

                                             By:
-----------------------------------             -------------------------------
Notary Public or Witness                         Joel Griffin, Chairman


----------------------------------
Name                (Please Print)
--------------------


                                       3
                                    EXHIBIT C

                                 RESEARCH COURT

                                 HEADHUNTER.NET

                 EXHIBIT "D" - OPERATING EXPENSES (DEFINITIONS)

 Operating Expenses shall be all those expenses of operating, servicing, managing, maintaining and repairing the Property (defined below), Building, and the Common Areas (defined below) in a manner deemed by Landlord reasonable and appropriate and in the best interest of the tenants of the Building and in a manner consistent with other first-class office buildings in the Technology Park area. Operating Expenses shall include, without limitation, the following:

         a. All real and personal property ad valorem taxes and assessments, whether general or special, applicable to the Land, the Building, any furniture, fixtures, machinery, apparatus, systems and appurtenances of Landlord used in connection therewith or the operation thereof, including without limitation, sewer rents, rates and charges, transit taxes, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary, and any and all reasonable costs and expenses incurred by Landlord in seeking a reduction or refund of any such taxes and assessments. However, Tenant shall not be obligated for income or franchise taxes or any other taxes imposed on or measured by Landlord's net income or profits from the operation of the Building or otherwise, unless there is imposed in the future such a tax in lieu of the real property ad valorem taxes, in which event such tax shall be deemed an Operating Expense of the Building.

         b. Insurance premiums and deductible amounts, including, without limitation, for commercial general liability, "all risks" property, rent loss and other coverages carried by Landlord on the Building, the Property and any easement areas benefiting the Property.

         c. All utility costs and expenses, including without limitation, water, power, heating, lighting, ventilation, sanitary sewer and air conditioning, but not including those utility charges actually paid by Tenant or other tenants of the Building.

         d.       Janitorial and maintenance expenses, including:

                  (i.) General janitorial services and janitorial supplies as outlined in Paragraph 17-A and other materials used in the operation and maintenance of the Building but excluding special cleaning or extra janitorial service required by Tenant;


                                    EXHIBIT D

                  (ii.) The costs of maintenance and service agreements on mechanical systems and equipment, window cleaning, grounds maintenance, pest control, security, trash and snow removal, and other similar services or agreements relating to the operation, maintenance and repair of the Building, the Property and the Common Areas; and

                  (iii.) Costs and expenses paid or incurred by Landlord for the maintenance and repair of the Property, the Building, the Common Areas and the mechanical systems and equipment and personal property used in connection therewith, including without limitation the maintenance, repair or replacement of the heating, ventilating and air conditioning equipment, elevators, plumbing and electrical systems and equipment, light bulbs and broken glass, and the repair, resurfacing or repaying of the driveways and parking lots of the Property.

         e. The costs, including interest, amortized over its useful life, or at Landlord's option, the time period within which the operating efficiency realized from the installation of such capital improvement shall result in an operating expense savings equal the cost of acquiring and installing such capital improvement, of any capital improvement made to the Building by or on behalf of Landlord after the date of this Lease which is required under any governmental law or regulation that was not applicable to the Building at the time of its construction, and of the acquisition and installation of any device or equipment designed to improve the operating efficiency of any system within the Building.

         f. All services, supplies, repairs, replacements or other expenses directly and reasonably associated with servicing, maintaining, managing and operating the Property, the Building and the Common Areas.

         g. Management Fees and Landlord's employees (not above the level of Building Manager) to the extent engaged in the maintenance, operation, repair, security and services of the Building.

         h.       Legal and accounting costs and expenses.

         i. Landscaping and grounds maintenance costs and expenses and security service costs and expenses unless Landlord hires a third party to provide such services pursuant to a service contract and the cost of that service contract is already included in Operating Expenses as described. above,


                                       2
                                    EXHIBIT D

         j. Costs and expenses of redecorating, painting and carpeting the Common Areas within the Building.

         k. Preventive Maintenance and repair of the roof and roof surfaces including flashings, drains and the like.

         l. Expenses incurred in the purchase or acquisition of materials and supplies in connection with all of the foregoing.

         m. Such other expenses paid by Landlord, from time to time, in connection with the operation and maintenance of the Building, the Property and the Common Areas as would be expected to be paid by a reasonable and prudent operator and manager of a building and site comparable to the Land, the Building and the Common Areas.

Definitions:

For the purposes of this Lease Agreement and this Exhibit "D", the following terms shall be defined as:

A. "Common Areas". The term "Common Areas" means the entire areas to be used for the non-exclusive use by Tenant and other tenants in the Building, including but not limited to shared entries as designated by Landlord from time to time, patios, parking lots and landscaped areas. Subject to reasonable rules and regulations promulgated by Landlord, the Common Areas are hereby made available to Tenant and its employees, agents, customers and invitees for reasonable use in common with other tenants, their employees, agents, customers and invitees.

B. "Property". That certain real property located in Gwinnett County, Georgia, commonly known as 333 Research Court including all buildings and site improvements located thereon.


                                       3
                                    EXHIBIT D

                                 RESEARCH COURT

                                 HEADHUNTER.NET

                       EXHIBIT "E" - RULES AND REGULATIONS

Tenant shall observe the following Rules and Regulations (as amended, modified or supplemented from time to time by Landlord as provided in this Lease).

         1. Tenant, its agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct, install or move any safe, business machine or other heavy office equipment without first obtaining the consent of the Landlord. In giving such consent, Landlord shall have the right, in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of Tenant. The moving of all heavy equipment or other office equipment or furniture shall occur at reasonable hours and the persons employed to move the same in and out of the Building must be acceptable to Landlord. Safes and other heavy office equipment will be moved through the halls and corridors only upon steel bearing plates.

         2. Tenant shall not rekey existing locks, place, nor cause to be placed, any additional locks upon any doors of the Premises without the approval of Landlord and subject to any conditions imposed by Landlord. Additional keys may be obtained from Landlord at the cost of Tenant.

         3. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting from misuse of such facilities by Tenant, or Tenant's servants or employees, shall be borne by Tenant. Tenant shall not let the water run unless it is in actual use.

         4. Tenant shall not deface or mark any part of the Premises or the Building or drive nails, spikes, hooks or screws into the walls or woodwork of the Premises or the Building.

         5. Any hand trucks, carryalls, or similar appliances used in the Building shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

         6.       No animals or birds shall be brought into the Premises.


                                    EXHIBIT E

         7. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities, whether or not provided by Tenant or Landlord, and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be furnished and installed at Tenant's expense in accordance with plans and specifications to be approved in writing by Landlord.

         8. Tenant shall have all curtains and window treatments approved by Landlord before installing on the Premises.













                                       2
                                    EXHIBIT E

                                 RESEARCH COURT

                                 HEADHUNTER.NET

                           TENANT ACCEPTANCE AGREEMENT


         This AGREEMENT is an amendment to the Lease Agreement (the "Lease") for space in the office building known as RESEARCH COURT, located at 333 Research Court, Suite 100, Norcross, Gwinnett County, Georgia 30092, dated as of the 22nd day of September, 1999 by and between AJ PARTNERS LIMITED PARTNERSHIP, as Illinois limited partnership, as Landlord, and HEADHUNTER.NET as Tenant.

         Pursuant to the provisions of Paragraph 2 of the Lease, Landlord and Tenant hereby mutually agree that:

         1. The Commencement Date of the Lease is hereby agreed to be January 1, 2000.

         2. The Expiration Date of the Lease is hereby agreed to be December 31, 2004.

         3. The Premises are hereby agreed to contain 17,229 rentable square feet.

         4. The Building is hereby agreed to contain 65,463 rentable square feet.

         5. Tenant's Percentage Share is hereby agreed to be twenty six (26%) percent.

         All other terms and conditions of the Lease are hereby satisfied and acknowledged to be unchanged.

         Agreed and executed this 23rd day of February, 2000.

                                                     TENANT:

Signed, sealed and delivered in the presence of:     HEADHUNTER.NET

         /s/ M.L. Turner
-----------------------------------
Notary Public or Witness                             By: /s/ Mark Partin,
                                                        ------------------------
                                                         Mark Partin,
M. L. Turner                                             Chief Financial Officer
----------------------------------------
Name (Please Print)

Notary Public, DeKalb County, Georgia
My Commission Expires September 14, 2003

                                          LANDLORD:

                                          AJ PARTNERS LIMITED
                                          PARTNERSHIP
                                          an Illinois limited partnership


Signed, sealed and delivered in the       BY: GRIFFIN MANAGEMENT
presence of:                                  SERVICES, INC.


       /s/ Laurie Goin
-----------------------------------
Notary Public or Witness                      By: /s/ Kyle Jenks
                                                  -----------------------------
                                                  Kyle Jenks,
Laurie Goin                                       President, Marketing Division
-----------------------------------
Name (Please Print)

Signed, sealed and delivered in the
presence of:

-----------------------------------
Notary Public or Witness
                                              By:
                                                  ----------------------------
                                                  Joel Griffin, Chairman
-----------------------------------
Name (Please Print)